UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 27, 2019

GB Sciences, Inc.

(Exact name of Registrant as specified in its charter)

Nevada (State or other Jurisdiction of Incorporation or organization)	000-55462 (Commission File Number)	59-3733133 (IRS Employer I.D. No.)

3550 W. Teco Avenue

Las Vegas, NV 89118

(Address of Principal Executive Offices) (Zip Code)

(844) 843-2569

Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule l 4a- l 2 under the Exchange Act ( 17 CFR 240. l 4a- l 2)

☐ Pre-commencement communications pursuant to Rule l 4d-2(b) under the Exchange Act (17 CFR 240. l 4d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. l 3e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On November 27, 2019, the Registrant (“GB Sciences”), entered into a Binding Letter of Intent (the “Letter of Intent”) with AJE Management, LLC (the “Purchaser”).  Pursuant to the Letter of Intent, the GB Sciences’ subsidiaries (the “Teco Subsidiaries”) that own and control the cannabis cultivation, production and warehouse facilities located at 3550 W. Teco Avenue, Las Vegas, Nevada 89118 (the “Teco Operations”), will be managed by the Purchaser or by an affiliate of the Purchaser.  In addition, the Purchaser or one or more affiliates of the Purchaser will extend to the Teco Subsidiaries a credit line of up to $500,000 to fund as necessary the Teco Operations.

As part of the transactions described above, the Purchaser or an affiliate of the Purchaser will agree to purchase a 75% interest in each of the Teco Subsidiaries (the “Purchase”) for consideration totaling $6,000,000 consisting of a $3,000,000 note issued to GB Sciences and $3,000,000 in cash.  In the discretion of the Purchaser, approximately $1,500,000 of the cash component may be paid by an offset against debt currently owed to an affiliate of the Purchaser by GB Sciences.  The Purchase is subject to the approval of applicable Nevada regulators.  Nevada currently has a moratorium on the transfer of cannabis licenses which is integral to the Purchase.  Accordingly, the timing of the closing of the Purchase is unknown at the present time.  Also, the transactions disclosed in this current report are subject to the completion of definitive documentation.

Other than debt owed to an affiliate of the Purchaser by GB Sciences in the approximate amount of $1,500,000 as referenced in the prior paragraph, GB Sciences has no known affiliation with the Purchaser.

SIGNATURE PAGE

Pursuant to the requirement of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GB Sciences, Inc. a Nevada corporation

Dated: December 4, 2019	By:	/s/ John Poss
John Poss
Chief Executive Officer